Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
DEBT
DEBT

Outstanding debt balances were as follows:

	December 31,
	2014	2013
Notes payable – current
Uncommitted lines of credit	$24,750	$43,062
Other	825	729
	$25,575	$43,791
Long-term debt
Credit facility	$240,000	$239,000
Senior notes	225,000	225,000
Industrial development revenue bonds	11,900	11,900
Other	2,894	4,342
	$479,794	$480,242

As of December 31, 2014, the Company had various short-term uncommitted lines of credit with borrowing limits of $139,942. The weighted-average interest rate on outstanding borrowings on the short-term uncommitted lines of credit as of December 31, 2014 and 2013 was 2.96 percent and 3.24 percent, respectively. The decrease in the weighted-average interest rate is attributable to the change in mix of borrowings in foreign entities. Short-term uncommitted lines mature in less than one year. The amount available under the short-term uncommitted lines at December 31, 2014 was $115,192.

In August 2014, the Company amended and extended its credit facility. As of December 31, 2014, the Company has increased its borrowing limits under its amended credit facility from $500,000 to $520,000. The amended credit facility expires in August 2019 and did not change any of the covenants related to the previous agreement. Under the terms of the amended credit facility agreement, the Company has the ability, subject to various approvals, to increase the borrowing limits by $250,000. Up to $50,000 of the revolving credit facility is available under a swing line sub-facility. The weighted-average interest rate on outstanding credit facility borrowings as of December 31, 2014 and 2013 was 1.69 percent and 1.36 percent, respectively, which is variable based on the LIBOR. The amount available under the amended credit facility as of December 31, 2014 was $280,000. The Company incurred $1,368 of fees related to its amended credit facility in 2014, which are amortized as a component of interest expense over the term of the facility.

In March 2006, the Company issued senior notes in an aggregate principal amount of $300,000 with a weighted-average fixed interest rate of 5.50 percent. The Company entered into a derivative transaction to hedge interest rate risk on $200,000 of the senior notes, which was treated as a cash flow hedge. This reduced the effective interest rate from 5.50 percent to 5.36 percent. The Company funded the repayment of $75,000 of the senior notes at maturity in March 2013 using borrowings under its revolving credit facility. The maturity dates of the remaining senior notes are staggered, with $175,000 and $50,000 due in 2016 and 2018, respectively.

Maturities of long-term debt as of December 31, 2014 are as follows:

Maturities of Long-Term Debt
2015	$—
2016	176,091
2017	13,230
2018	50,364
Thereafter	240,109
$479,794

Interest expense on the Company’s debt instruments for the years ended December 31, 2014, 2013 and 2012 was $22,417, $26,896 and $23,454, respectively.
In 1997, industrial development revenue bonds were issued on behalf of the Company. The proceeds from the bond issuances were used to construct new manufacturing facilities in the United States. The Company guaranteed the payments of principal and interest on the bonds by obtaining letters of credit. The bonds were issued with a 20-year original term and are scheduled to mature in 2017. Each industrial development revenue bond carries a variable interest rate, which is reset weekly by the remarketing agents. The weighted-average interest rate on the bonds was 0.27 percent and 0.36 percent as of December 31, 2014 and 2013, respectively. Interest expense on the bonds for the years ended December 31, 2014, 2013 and 2012 was $95, $96 and $88, respectively.

The Company’s financing agreements contain various restrictive financial covenants, including net debt to capitalization and net interest coverage ratios. As of December 31, 2014, the Company was in compliance with the financial and other covenants in its debt agreements.